Amplify Travel Tech ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.7%	Shares		Value
Communication Services - 4.3%
TripAdvisor, Inc. (a)	76,547		$ 1,049,459

Consumer Discretionary - 79.4% (b)
Airbnb, Inc. - Class A (a)	7,696		1,101,298
Amadeus IT Group SA	14,562		850,418
Booking Holdings, Inc.	6,144		1,095,107
Corporate Travel Management Ltd. (a)(c)	170,767		770,180
CVC Brasil Operadora e Agencia de Viagens SA (a)	1,721,845		452,421
eDreams ODIGEO SA (a)	171,130		919,570
Expedia Group, Inc.	4,530		1,159,136
Flight Centre Travel Group Ltd.	114,420		948,070
Global Business Travel Group I (a)	97,832		918,642
Hana Tour Service, Inc.	36,092		731,484
HBX Group International PLC	110,675		857,906
Hostelworld Group PLC (d)(e)	415,419		617,527
Lastminute.com NV	21,858		349,555
MakeMyTrip Ltd. (a)	20,251		1,079,176
Navan, Inc. - Class A (a)	41,093		939,797
On the Beach Group PLC (d)(e)	465,945		1,081,004
Sabre Corp. (a)	494,450		1,033,400
Tongcheng Travel Holdings Ltd. (e)	511,529		782,096
Trainline PLC (a)(d)(e)	297,065		804,328
TravelSky Technology Ltd. - Class H	795,396		819,531
Trip.com Group Ltd. - ADR (a)(f)	19,033		758,275
WEB Travel Group Ltd. (a)	530,805		1,088,514
Webjet Group Ltd.	1,147,569		325,964
			19,483,399

Industrials - 10.6%
Dida, Inc. (a)	2,015,591		614,286
Lyft, Inc. - Class A (a)	64,783		946,480
Uber Technologies, Inc. (a)	14,251		1,028,352
			2,589,118

Information Technology - 5.4%
accesso Technology Group PLC (a)	87,821		375,906
SiteMinder Ltd. (a)	334,800		946,353
			1,322,259
TOTAL COMMON STOCKS (Cost $31,948,034)			24,444,235

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.1%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (g)	756,942		756,942
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $756,942)			756,942

MONEY MARKET FUNDS - 0.3%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (g)	75,922		75,922
TOTAL MONEY MARKET FUNDS (Cost $75,922)			75,922

TOTAL INVESTMENTS - 103.1% (Cost $32,780,898)			25,277,099
Liabilities in Excess of Other Assets - (3.1)%		(0.03054)	(749,188)

TOTAL NET ASSETS - 100.0%	$ 24,527,911

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $770,180 or 3.1% of net assets as of June 30, 2026.

(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $2,502,859 or 10.2% of the Fund’s net assets.

(e)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2026, the value of these securities total $3,284,955 or 13.4% of the Fund’s net assets.

(f)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $735,526.
(g)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Travel Tech ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 23,674,055	$ –	$ 770,180	$ 24,444,235
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	756,942
Money Market Funds	75,922	–	–	75,922
Total Investments	$ 23,749,977	$ –	$ 770,180	$ 25,277,099

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of September 30, 2025	$ 0
Sales	(50,217)
Change in unrealized appreciation/depreciation	(1,024,878)
Amortization/(Accretion)	0
Realized gain/loss	(23,981)
Transfers into Level 3	1,869,256
Ending balance as of June 30, 2026	$ 770,180
$0
Change in unrealized appreciation/depreciation still held as of June 30, 2026	$ (1,024,878)
0

Description	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Inputs	Input Values (Ranges)
Common Stocks	$ 770,180	Market Approach / Comparable Company Method	EV / LTM Revenue Multiple - Discount for Lack of Marketability (DLOM)	$ –
$ 770,180